UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10967	36-3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Commencement of Exchange Offers

On August 27, 2009, First Midwest Bancorp, Inc. (“First Midwest”) announced the commencement of two separate offers to exchange shares of its common stock for any and all of its outstanding 5.85% Subordinated Notes due 2016 and for any and all of the outstanding 6.95% Capital Securities issued by First Midwest Capital Trust I (the “Capital Securities”). The press release related to the transactions is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Trust Merger

On August 21, 2009, First Midwest Capital Trust I (the “Predecessor Trust”) merged with New First Midwest Capital Trust I (the “New Trust”). The New Trust is the surviving entity of the merger and will be known as First Midwest Capital Trust I.

In connection with the merger, the Series B 6.95% Capital Securities of the Predecessor Trust (the “Predecessor Capital Securities”) were converted into Capital Securities of the New Trust. The Capital Securities have terms that are substantially identical to the terms of the Series B 6.95% Capital Securities of the Predecessor Trust and the same CUSIP number as the Series B 6.95% Capital Securities.

In connection with the merger, First Midwest entered into a Supplemental Indenture, dated as of August 21, 2009, with Wilmington Trust Company, as Trustee, which modifies the existing Indenture, dated as of November 18, 2003, between First Midwest and the Trustee, and First Midwest also executed and delivered a Capital Securities Guarantee Agreement, dated as of August 21, 2009.

A copy of the Supplemental Indenture, the Amended and Restated Declaration of Trust of the New Trust and the Capital Securities Guarantee Agreement are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K.

4.1	Supplemental Indenture, dated as of August 21, 2009, between First Midwest Bancorp, Inc. and Wilmington Trust Company, as trustee.

4.2	Amended and Restated Declaration of Trust of New First Midwest Capital Trust I, dated as of August 21, 2009, among First Midwest Bancorp, Inc., as Sponsor, Wilmington Trust Company, as property trustee, Wilmington Trust Company, as Delaware trustee, and the Administrative Trustees named therein.

4.3	Capital Securities Guarantee Agreement, dated as of August 21, 2009, delivered by First Midwest Bancorp, Inc.

99.1	Press Release dated August 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MIDWEST BANCORP, INC. (Registrant)

Date: August 27, 2009	By:	/s/ Cynthia A. Lance
	Name:	Cynthia A. Lance
	Title:	Executive Vice President and Corporate Secretary